THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account JF-I
Pilot Classic Variable Annuity
Pilot Elite Variable Annuity

Lincoln Life Variable Annuity Account JF-II
AllegianceSM Variable Annuity

Supplement dated October 1, 2010 to the Prospectus dated May 1, 2002, as supplemented

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP Marsico International Growth Fund. The Lincoln Variable Insurance Products Trust has informed us that, effective October 1, 2010, the name of the LVIP Marsico International Growth Fund (formerly known as Jefferson Pilot Variable Fund, Inc. International Equity Fund) will be changed to LVIP MFS
International Growth Fund.

The LVIP MFS International Growth Fund is a series of the Lincoln Variable Insurance Products Trust. It is advised by Lincoln Investment Advisors Corporation and subadvised by Massachusetts Financial Services Company.

Please retain this Supplement for future reference.

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